EXHIBIT 24
POWERS OF ATTORNEY

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Home City Financial Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an amendment to an Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, hereby constitutes and appoints J. William Stapleton and Charles A. Mihal and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such amendment to Annual Report on Form 10-KSB and any and all further amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this /s/21 day of April, 2006.

/s/Glenn W. Collier
Glenn W. Collier

/s/Don E. Lynam
Don E. Lynam, Notary Public
In And for The State of Ohio My Commission Expires Sept. 6, 2007

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Home City Financial Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an amendment to an Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, hereby constitutes and appoints J. William Stapleton and Charles A. Mihal and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such amendment to Annual Report on Form 10-KSB and any and all further amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this /s/21 day of April, 2006.

/s/John D. Conroy
John D. Conroy

/s/Don E. Lynam
Don E. Lynam, Notary Public
In And for The State of Ohio My Commission Expires Sept. 6, 2007

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Home City Financial Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an amendment to an Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, hereby constitutes and appoints J. William Stapleton and Charles A. Mihal and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such amendment to Annual Report on Form 10-KSB and any and all further amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this /s/21 day of April, 2006.

/s/James M. Foreman
James M. Foreman

/s/Don E. Lynam
Don E. Lynam, Notary Public
In And for The State of Ohio My Commission Expires Sept. 6, 2007

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